Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Keefe Bruyette & Woods, Inc.;
Sandler O'Neill Partners LP
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Keefe
Bruyette & Woods, Inc.; Sandler
O'Neill Partners LP
Name of Issuer:
First Midwest Bancorp
Date of First Offering:
1/13/10
Dollar Amount Purchased:
1,587,201
Number of Shares or Par Value of
Bonds Purchased:
144,291
Price Per Unit:
11.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
D.A. Davidson & Co.; J.P.
Morgan Securities Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; D.A.
Davidson & Co.; J.P. Morgan
Securities Inc.
Name of Issuer:
Cellu Tissue Holdings Inc.
Date of First Offering:
1/21/10
Dollar Amount Purchased:
5,110,950
Number of Shares or Par Value of
Bonds Purchased:
393,150
Price Per Unit:
13.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Merrill Lynch, Pierce, Fenner &
Smith Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Capital; J.P. Morgan Securities
Inc.; Merrill Lynch Capital
Services Inc.; UBS Securities Inc.
Name of Issuer:
Symetra Financial
Date of First Offering:
1/21/10
Dollar Amount Purchased:
5,938,800
Number of Shares or Par Value of
Bonds Purchased:
494,900
Price Per Unit:
12.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Jefferies & Company Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; BB&T
Capital Markets, Inc.; Jefferies &
Company Inc.; Johnson Rice;
Lazard Freres & Co.; Stephens &
Co.
Name of Issuer:
Aegean Marine Petroleum
Date of First Offering:
1/21/10
Dollar Amount Purchased:
1,172,122.50
Number of Shares or Par Value of
Bonds Purchased:
35,790
Price Per Unit:
32.75
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; J.P. Morgan
Securities Inc.; Morgan Stanley &
Co. Inc.; UBS Securities Inc.
Name of Issuer:
Developers Diversified Realty
Date of First Offering:
2/9/10
Dollar Amount Purchased:
3,695,125.50
Number of Shares or Par Value of
Bonds Purchased:
452,834
Price Per Unit:
8.16
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Bank plc; Credit Suisse Securities
(USA) LLC; J.P. Morgan
Securities Inc.; Merrill Lynch
Capital Services Inc.; Piper
Jaffrey
Name of Issuer:
Rue21 Inc.
Date of First Offering:
2/25/10
Dollar Amount Purchased:
2,520,369
Number of Shares or Par Value of
Bonds Purchased:
88,434
Price Per Unit:
28.50
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Growth and
Income Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Bank plc; Citigroup Global
Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; Morgan Stanley &
Co. Inc.; Piper Jaffrey
Name of Issuer:
Hartford Financial Services Group
Date of First Offering:
3/18/10
Dollar Amount Purchased:
2,553,000
Number of Shares or Par Value of
Bonds Purchased:
92,000
Price Per Unit:
27.75
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Large Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Bank plc; Citigroup Global
Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; Morgan Stanley &
Co. Inc.; Piper Jaffrey
Name of Issuer:
Hartford Financial Services Group
Date of First Offering:
3/18/10
Dollar Amount Purchased:
5,866,960.50
Number of Shares or Par Value of
Bonds Purchased:
211,422
Price Per Unit:
27.75
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Mid Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Bank plc; Citigroup Global
Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; Morgan Stanley &
Co. Inc.; Piper Jaffrey
Name of Issuer:
Hartford Financial Services Group
Date of First Offering:
3/18/10
Dollar Amount Purchased:
10,264,725
Number of Shares or Par Value of
Bonds Purchased:
369,900
Price Per Unit:
27.75
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small/Mid Cap
Growth Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Credit Suisse
First Boston Corporation; J.P.
Morgan Securities Inc.; Morgan
Stanley & Co. Inc.; UBS
Securities Inc.
Name of Issuer:
Genpact Ltd.
Date of First Offering:
3/18/10
Dollar Amount Purchased:
1,221,000
Number of Shares or Par Value of
Bonds Purchased:
81,400
Price Per Unit:
15.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs All Cap Growth
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Credit Suisse
First Boston Corporation; J.P.
Morgan Securities Inc.; Morgan
Stanley & Co. Inc.; UBS
Securities Inc.
Name of Issuer:
Genpact Ltd.
Date of First Offering:
3/18/10
Dollar Amount Purchased:
42,885
Number of Shares or Par Value of
Bonds Purchased:
2,859
Price Per Unit:
15.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Growth
Opportunities Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Citigroup
Global Markets Inc.; Credit Suisse
First Boston Corporation; J.P.
Morgan Securities Inc.; Morgan
Stanley & Co. Inc.; UBS
Securities Inc.
Name of Issuer:
Genpact Ltd.
Date of First Offering:
3/18/10
Dollar Amount Purchased:
20,447,776
Number of Shares or Par Value of
Bonds Purchased:
1,363,185
Price Per Unit:
15.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Financial Square
Tax-Free Money Market Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Morgan
Stanley & Co. Inc.; Jefferies &
Company; Barclays Capital; BofA
Merrill Lynch; Citi; Fidelity
Capital Markets; J.P. Morgan
Name of Issuer:
The Commonwealth of
Massachusetts
Date of First Offering:
3/19/10
Dollar Amount Purchased:
74,000,000
Number of Shares or Par Value of
Bonds Purchased:
74,000
Price Per Unit:
100
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Small/Mid Cap
Growth Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Jefferies
& Company Inc.; Morgan Stanley
& Co. Inc.; UBS Securities Inc.
Name of Issuer:
Calix Inc.
Date of First Offering:
3/24/10
Dollar Amount Purchased:
1,710,371
Number of Shares or Par Value of
Bonds Purchased:
131,567
Price Per Unit:
13.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Technology
Tollkeeper Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Jefferies
& Company Inc.; Morgan Stanley
& Co. Inc.; UBS Securities Inc.
Name of Issuer:
Calix Inc.
Date of First Offering:
3/24/10
Dollar Amount Purchased:
2,330,120
Number of Shares or Par Value of
Bonds Purchased:
179,240
Price Per Unit:
13.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs All Cap Growth
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Jefferies
& Company Inc.; Morgan Stanley
& Co. Inc.; UBS Securities Inc.
Name of Issuer:
Calix Inc.
Date of First Offering:
3/24/10
Dollar Amount Purchased:
49,699
Number of Shares or Par Value of
Bonds Purchased:
3,823
Price Per Unit:
13.00
Resolution Approved:
Approved at the May 20, 2010
Board Meeting.*


Name of Fund:
Goldman Sachs Technology
Tollkeeper Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Pacific Crest Securities, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC;
Pacific Crest Securities, Inc.;
Lazard Freres & Co.
Name of Issuer:
STR Holdings Inc.
Date of First Offering:
4/15/10
Dollar Amount Purchased:
1,511,812.50
Number of Shares or Par Value of
Bonds Purchased:
80,630
Price Per Unit:
18.75
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Small/Mid Cap
Growth Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC;
Pacific Crest Securities, Inc.;
Lazard Freres & Co.
Name of Issuer:
STR Holdings Inc.
Date of First Offering:
4/15/10
Dollar Amount Purchased:
1,393,593.75
Number of Shares or Par Value of
Bonds Purchased:
74,325
Price Per Unit:
18.75
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs All Cap Growth
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Credit Suisse Securities (USA)
LLC
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Credit
Suisse Securities (USA) LLC;
Pacific Crest Securities, Inc.;
Lazard Freres & Co.
Name of Issuer:
STR Holdings Inc.
Date of First Offering:
4/15/10
Dollar Amount Purchased:
75,468.75
Number of Shares or Par Value of
Bonds Purchased:
4,025
Price Per Unit:
18.75
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Small Cap Value
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
Keefe Bruyette & Woods, Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Barclays
Bank plc; Dowling & Partners
Securities LLC; J.P. Morgan
Securities Inc; Keefe Bruyette &
Woods, Inc.; Piper Jaffrey
Name of Issuer:
MGIC Investment Corp.
Date of First Offering:
4/21/10
Dollar Amount Purchased:
3,370,168
Number of Shares or Par Value of
Bonds Purchased:
313,504
Price Per Unit:
10.75
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Small/Mid Cap
Growth Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
CIBC Oppenheimer Corp; Merrill
Lynch, Pierce, Fenner & Smith
Inc.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Banc of
America Securities LLC; BMO
Capital Markets; Barclays Capital;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA)
LLC; J.P. Morgan Securities Inc.;
Keefe Bruyette & Woods, Inc.;
Raymond James & Associates
Name of Issuer:
CBOE Holdings Inc.
Date of First Offering:
6/14/10
Dollar Amount Purchased:
1,293,980
Number of Shares or Par Value of
Bonds Purchased:
44,620
Price Per Unit:
29.00
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Growth
Opportunities Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; UBS Securities
Inc.
Name of Issuer:
Polo Ralph Lauren Corp.
Date of First Offering:
6/15/10
Dollar Amount Purchased:
13,340,700
Number of Shares or Par Value of
Bonds Purchased:
164,700
Price Per Unit:
81.00
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Capital Growth
Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; UBS Securities
Inc.
Name of Issuer:
Polo Ralph Lauren Corp.
Date of First Offering:
6/15/10
Dollar Amount Purchased:
6,334,200
Number of Shares or Par Value of
Bonds Purchased:
78,200
Price Per Unit:
81.00
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Small/Mid Cap
Growth Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; Needham and Co.
Inc.; Pacific Crest Securities, Inc.;
Royal Bank of Canada
Name of Issuer:
Motricity Inc.
Date of First Offering:
6/17/10
Dollar Amount Purchased:
2,168,700
Number of Shares or Par Value of
Bonds Purchased:
216,870
Price Per Unit:
10.00
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**


Name of Fund:
Goldman Sachs Technology
Tollkeeper Fund
Name of Underwriter(s) or
Dealer(s) Purchased From:
J.P. Morgan Chase Bank N.A.
Names of Underwriting Syndicate
Members:
Goldman, Sachs & Co.; Deutsche
Bank Securities Inc.; J.P. Morgan
Securities Inc.; Needham and Co.
Inc.; Pacific Crest Securities, Inc.;
Royal Bank of Canada
Name of Issuer:
Motricity Inc.
Date of First Offering:
6/17/10
Dollar Amount Purchased:
3,281,000
Number of Shares or Par Value of
Bonds Purchased:
328,100
Price Per Unit:
10.00
Resolution Approved:
Approved at the August 20, 2010
Board Meeting.**

*	Resolution adopted at the Meeting of the Board of Trustees on
May 20, 2010:
RESOLVED, that, in reliance upon the written report provided by
Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended March 31, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
**	Resolution adopted at the Meeting of the Board of Trustees on
August 20, 2010:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended June 30, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where
Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.